Exhibit 32.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of American Sierra Gold Corp. (the “Company”) on Form 10-K for the period ending July 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Wayne Gruden, Chief Executive Officer and Johannes Petersen, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2009	/s/ Wayne Gruden
Wayne Gruden
Chief Executive Officer

Date: November 13, 2009	/s/ Johannes Petersen
Johannes Petersen
Chief Financial Officer